SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K



                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): MARCH 11, 1998
                                                       --------------

                             COMSAT CORPORATION
             --------------------------------------------------
             (Exact name of Registrant as specified in Charter)


  DISTRICT OF COLUMBIA               1-4929                   52-0781863
-------------------------          -----------              --------------
(State or other juris-             (Commission              (IRS Employer
diction of incorporation)          File Number)             Identification
                                                            Number)


6560 ROCK SPRING DRIVE,    BETHESDA, MD                     20817
-----------------------------------------                  --------
(Address of principal executive offices)                   Zip Code


Registrant's telephone number, including area code         (301) 214-3000


                              NOT APPLICABLE.
       -------------------------------------------------------------
       (Former name or former address, if changed since last report).

ITEM 5.  OTHER EVENTS
---------------------

     On March 11, 1998, the Corporation issued a press release announcing that the Corporation's first quarter 1998 results will include a $1.3 million non-cash charge to reflect the write-off of its investment in Superconducting Core Technologies, Inc. (SCT). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

     (c) Exhibits (listed according to the number assigned in Item 601 of Regulation S-K).

EXHIBIT NO.                                 DESCRIPTION
-----------                                 -----------

  99.1                                      Press Release dated March 11, 1998

                                 SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             COMSAT CORPORATION
                             ------------------




                             By: /S/ Alan Korobov
                                 ----------------
                                 Alan Korobov
                                 Controller


Date:  March 12, 1998

                               EXHIBIT INDEX



EXHIBIT NO.                                 DESCRIPTION
-----------                                 -----------

  99.1                                      Press Release dated March 11, 1998

FROM:     COMSAT Corporation
          6560 Rock Spring Drive
          Bethesda, MD 20817
PHONE:    301 214 3436
FAX:      301 214 7130
DATE:     March 11, 1998

For Immediate Release

                   COMSAT TAKES CHARGE FOR SCT WRITE-OFF

BETHESDA, Md. - COMSAT Corporation today announced that its first quarter 1998 results will include a $1.3 million, net of tax, non-cash charge ($0.03 per share, fully diluted) to reflect the write-off of its investment in Superconducting Core Technologies, Inc. (SCT).
     SCT is a privately-held development stage company specializing in advanced filtering equipment for cellular base stations. The SCT Board of Directors voted on March 6, 1998 to substantially reduce its operations and pursue an orderly liquidation of assets, after it became apparent last week that SCT would not be able to raise additional capital to continue operations. COMSAT's investment in SCT, initially made in 1994, is not core to the corporation's strategies.
     COMSAT Corporation (NYSE:CQ) is a global provider of satellite services and digital networking service and technology.

                                   # # #

CONTACTS:

Dave Groobert              Director, Public Relations         +1 301 214 3436
Gary Sharpe                Director, Investor Relations       +1 301 214 3244